UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

Aspira Women’s Health Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

III
12117 Bee Caves Road, Building III, Suite 100, Austin, Texas	78738
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (512) 519-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AWH	The Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On May 6, 2021, the board of directors (the “Board”) of Aspira Women’s Health Inc. (the “Company”) adopted amended and restated bylaws of the Company (the bylaws, as so amended and restated, the “Amended and Restated Bylaws”), effective as of May 6, 2021. The Amended and Restated Bylaws, among other things:

•	Add mechanics for virtual stockholder meetings and contemplate electronic transmissions of notices and other writings;
•	Eliminate the default date for the annual stockholder meeting;
•	Clarify that the Board may postpone, reschedule or cancel any stockholder meeting previously scheduled by the Board (even if a quorum is present);
•	Provide for majority voting in uncontested director elections (and plurality voting in contested director elections);
•	Eliminate references to stockholder action by written consent, given that such action is prohibited by the Company’s certificate of incorporation, as amended;
•	Remove certain provisions that restate the General Corporation Law of the State of Delaware, as amended;
•	Clarify that only stockholders of record may submit proposals or nominations under the Amended and Restated Bylaws;
•

Enhance procedural mechanics in connection with stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at stockholder meetings, including, among other things, a requirement that any proposed nominee submit a completed director’s and officer’s questionnaire and the form of representation and agreement covering matters such as voting commitments, intent to serve the full term if elected and agreement to abide by policies generally applicable to directors;

•	Clarify the powers of the chairperson of a stockholder meeting to regulate conduct at such stockholder meeting;
•	Provide for the size of the Board to be not less than five nor more than nine, with the specific number to be set by resolution of the Board;
•	Clarify the resignation procedures for officers and directors;
•	Permit special Board meetings to be held with less than 48 hours’ notice if the person(s) calling the meeting deem that it is necessary or appropriate under the circumstances;
•	Provide that the chair of the board is a director, not officer, position and is permitted to call special Board meetings;
•	Contemplate a lead independent director if the chief executive officer is the chair of the board;
•	Eliminate the provisions permitting loans to officers;
•	Clarify that directors who are full-time employees of the Company are not eligible for compensation for Board service; and
•

Provide that the Amended and Restated Bylaws may be amended by the Board or by the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors (as opposed to a majority of a quorum of stockholders).

The foregoing description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Aspira Women’s Health Inc., effective May 6, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPIRA WOMEN’S HEALTH INC.

May 10, 2021	By:	/s/ Robert Beechey
Robert Beechey
Chief Financial Officer